UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2005

Centrue Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-15025	36-3846489
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

310 S. Schuyler, Kankakee, Illinois		60901
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	815-937-4440

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 23, 2005, Centrue Financial Corporation (the "Company") announced that the Company was transferring the listing of its common stock from the American Stock Exchange to the Nasdaq National Market, effective with the opening of trading on February 25, 2005. A press release announcing the transfer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On February 23, 2005, the Company announced that its annual meeting of stockholders will be held on April 22, 2005 at 10:00 a.m. (CST). The meeting will be held at 333 West Wacker Drive, Suite 2700, Chicago, Illinois 60202.

Item 9.01. Financial Statements and Exhibits.

99.1 Press release dated February 23, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centrue Financial Corporation

February 23, 2005	By:	James M. Lindstrom

Name: James M. Lindstrom
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release